UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2008
COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51044 (Commission File Number)	01-0668846 (IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada (Address of principal executive offices)	89101 (Zip Code)
Registrant’s telephone number, including area code: (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On July 24, 2008, Community Bancorp announced by press release its earnings for the three and six months ended June 30, 2008. A copy of the press release is attached hereto.
     The information contained in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report: Exhibit 99.1 Press Release dated June 24, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP

(Registrant)

Date:	July 28, 2008

/s/ Edward M. Jamison

Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release dated June 24, 2008